      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 23, 2000


                                                      REGISTRATION NO. 333-37504

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 1
                                       TO
                                    FORM S-1


                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                             ICON INCOME FUND EIGHT
 ICON INCOME FUND EIGHT A L.P., A DELAWARE LIMITED PARTNERSHIP ("FUND EIGHT A")
        (Exact name of registrant as specified in governing instruments)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

                                      7394
            (Primary Standard Industrial Classification Code Number)

                           FUND EIGHT A [13-4006824]
                    (I.R.S. Employer Identification Numbers)

         111 CHURCH STREET, WHITE PLAINS, NEW YORK 10601 (914) 993-1700
       (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

              LOUIS J.C. CUSANO, SENIOR VICE PRESIDENT AND COUNSEL
                               ICON Capital Corp.
                              599 Lexington Avenue
                                   Suite 2705
                            New York, New York 10022
                                 (212) 418-4705
    (Name, address, including zip code, and telephone number, including area code, of agent for service)

                            Joseph S. Radovsky, Esq.
                             Adam P. Siegman, Esq.
                      Greene Radovsky Maloney & Share LLP
                      Four Embarcadero Center, Suite 4000
                        San Francisco, California 94111
                            (counsel to registrant)
                            ------------------------

                        CALCULATION OF REGISTRATION FEE

                                                          PROPOSED             PROPOSED
                                      AMOUNT          MAXIMUM OFFERING          MAXIMUM
    TITLE OF EACH CLASS OF             TO BE              PRICE PER            AGGREGATE            AMOUNT OF
 SECURITIES TO BE REGISTERED        REGISTERED              UNIT            OFFERING PRICE      REGISTRATION FEE
Units of Limited Partnership
  Interests...................        19,203                $100              $1,920,300              $507

                            ------------------------

    THIS REGISTRATION STATEMENT SHALL HEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13.  *
ITEM 14.  *
ITEM 15.  *

ITEM 16.

    (a) Exhibits. See Exhibits Index.

    (b) Financial Statement Schedules.

       All schedules have been omitted as the requested information is inapplicable or is presented in the Prospectus (including the supplement), in the balance sheets, financial statements or related notes.

ITEM 17.  *

* Filed in Amendment No. 2 to the S-1 Registration Statement of ICON Income Fund Eight, Registration No. 333-54011 filed on September 18, 1998 and is incorporated herein.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this S-1 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the locations and on the dates indicated.

                                                       ICON INCOME FUND EIGHT,
                                                       ICON INCOME FUND EIGHT A L.P.
                                                       (a Delaware limited partnership)

                                                       By:  ICON CAPITAL CORP.,
                                                            General Partner

                                                       By:              /s/ PAUL B. WEISS
                                                            -----------------------------------------
                                                                          Paul B. Weiss,
                                                                            PRESIDENT


    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons on behalf of the Registrant and in the capacities indicated, on this 23rd day of May, 2000.


                     SIGNATURES                                              TITLE(S)
                     ----------                                              --------
              /s/ BEAUFORT J. B. CLARKE                    Chief Executive Officer and Chairman of ICON
     -------------------------------------------           Capital Corp., the General Partner of the
                Beaufort J. B. Clarke                      Registrant

                  /s/ PAUL B. WEISS
     -------------------------------------------           President of ICON Capital Corp.
                    Paul B. Weiss

                /s/ THOMAS W. MARTIN
     -------------------------------------------           Executive Vice President, Treasurer and
                  Thomas W. Martin                         Director of ICON Capital Corp.

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    EXHIBITS
                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                             ICON INCOME FUND EIGHT

                             ICON INCOME FUND EIGHT
                                 EXHIBIT INDEX


       EXHIBIT
         NO.            DESCRIPTION                                                     PAGE
---------------------   -----------                                                   --------
1.                      Underwriting agreements.
                        1.1  Form of Dealer-Manager Agreement(4)
                        1.2  Form of Selling Dealer Agreement(1)

4.                      Instruments defining the rights of security holders
                        4.1  The Partnerships' Amended and Restated Agreement of
                        Limited Partnership is included as Exhibit A to the
                             Prospectus
                        4.2  The Subscription Agreement, including the Limited
                        Partner Signature Page and Power of Attorney, is included
                             as Exhibit C to the Prospectus
                        4.3  Copy of Fund Eight A's Certificate of Limited
                        Partnership filed with the Delaware Secretary of State on
                             June 9, 1997(1)

5.                      Opinion re legality
                        5.1 Opinion of Greene Radovsky Maloney & Share LLP with respect to securities being registered

8.                      Opinion re tax matters
                        8.1 Opinion of Greene Radovsky Maloney & Share LLP with respect to certain tax matters

10.                     Material Contracts
                        10.2  Escrow Agreement(3)

23.                     Consents of experts and counsel
                        23.1  Consent of KPMG LLP(5)
                        23.2  Consent of Greene Radovsky Maloney & Share LLP appears in that firm's opinion (Exhibit 5.1) and is incorporated
                              herein by reference
                        23.3  Consent of Greene Radovsky Maloney & Share LLP appears in that firm's opinion(5)

24.                     Power of Attorney
                        24.1  Powers of Attorney(1)


------------------------

(1) Filed as an Exhibit to the S-1 Registration Statement of ICON Income Fund Eight, Registration No. 333-54011, filed on May 29, 1998 and is incorporated herein by reference.


(2) Filed as an Exhibit to Amendment No. 1 to the S-1 Registration Statement of ICON Income Fund Eight, Registration No. 333-54011, filed on July 24, 1998 and is incorporated herein by reference.



(3) Filed as an Exhibit to Amendment No. 2 to the S-1 Registration Statement of ICON Income Fund Eight, Registration No. 333-54011, filed on September 18, 1998 and is incorporated herein by reference.


(4) Filed as an Exhibit to Post-Effective Amendment No. 1 to the S-1 Registration Statement of ICON Income Fund Eight, Registration
    No. 333-54011, filed on January 29, 1999 and is incorporated herein.


(5) Filed as an Exhibit to the S-1 Registration Statement filed on May 19, 2000 and is incorporated herein by reference.